                                                                   EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Compuware Corporation on Form S-8 of our reports dated May 4, 1998 (March 1, 1999 as to the effects of the stock split described in Note 15), which appear in Amendment No. 1 to Registration Statement No. 333-76097 of Compuware Corporation on Form S-1 dated May 5, 1999.


/s/   DELOITTE & TOUCHE LLP


Detroit, Michigan
May 25, 1999